UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 1, 2022

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	001-38314	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.

MVB Financial Corp. (the “Company”) was notified that Dixon Hughes Goodman LLP (“DHG”), the Company’s independent registered public accounting firm, merged with BKD, LLP (“BKD”) on June 1, 2022, and the combined practice now operates under the name FORVIS, LLP (“FORVIS”). As a result of the merger, on June 1, 2022, FORVIS became the Company’s independent registered public accounting firm.

The audit reports of DHG on the consolidated financial statements of the Company and internal control over financial reporting for the years ended December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and DHG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement in their report on the Company’s consolidated financial statements for such year or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in item 304(a)(1)(v) of Regulation S-K.

The Company provided FORVIS with a copy of the disclosures in this Current Report on Form 8-K and requested that FORVIS furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not FORVIS agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 6, 2022, furnished by FORVIS in response to that request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

16.1    Letter from FORVIS, LLP

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson President and Chief Financial Officer

Date: June 6, 2022